UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2015

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
_________________________

Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1Registrant’s Business and Operations

Item 1.01Entry into a Material Definitive Agreement.

On February 12, 2015, the Board of Directors (the “Board”) of CryoLife, Inc. (“CryoLife” or the “Company”), approved, upon the recommendation of its Compensation Committee and its Nominating and Corporate Governance Committee, the Company’s entry into new indemnification agreements with each of its non-employee directors—Thomas F. Ackerman, James S. Benson, Daniel J. Bevevino, Ronald C. Elkins, M.D., Ronald D. McCall, Harvey Morgan, and Jon W. Salveson—as well as with James P. Mackin, the Company’s President, Chief Executive Officer and a member of the Board, Steven G. Anderson, the Executive Chairman of the Board, and D. Ashley Lee, the Company’s Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer (each of the non-employee directors, Mr. Mackin, Mr. Anderson and Mr. Lee are individually referred to herein as an “Indemnitee” and collectively referred to as “Indemnitees”).  The Company entered into the agreements with the Indemnitees on February 12, 2015.

Pursuant to each of the new indemnification agreements (the “Indemnification Agreements”), the Company will indemnify each Indemnitee whenever he or she is or was a party, or is threatened to be made a party, to any proceeding,  including without limitation any such proceeding brought by or in the right of the Company, because he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation,  partnership,  joint venture, trust, or other enterprise, or because of anything  done or not done by the Indemnitee in such capacity, against expenses and  liabilities (including the costs of any investigation, defense, settlement, or appeal) actually and reasonably incurred by the Indemnitee or on his or her behalf in connection with such proceeding, if he or she acted in good faith and in a manner he or she  reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that an Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.  Unless a determination has been made that the Indemnitee is not entitled to indemnification pursuant to the agreement, all reasonable expenses incurred by or on behalf of such Indemnitee will be advanced from time to time by the Company to the Indemnitee within twenty (20) days after the Company’s receipt of a written request for an advance of expenses by such Indemnitee, whether prior to or after final disposition of a proceeding.  The Indemnitee must agree, at the time of such advance, to repay the amounts advanced if it is ultimately determined that such Indemnitee is not entitled to be indemnified under the terms of the agreement. Any advances made will be unsecured, and no interest will be charged on such advances.

The foregoing summary of the terms of the Indemnification Agreements is qualified in its entirety by reference to the complete text of the Indemnification Agreements, and the form of such Indemnification Agreements is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02Termination of a Material Definitive Agreement.

Upon entering into the Indemnification Agreements on February 12, 2015, each of the pre-existing indemnification agreements between the Company and the non-employee directors, Mr. Anderson and Mr. Lee terminated and are no longer in effect.  A description of the terms and conditions of such pre-existing indemnification agreements is set forth in Part II, Item 15 of the Company’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on February 22, 2012, and such description is incorporated herein by reference.

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Bonus Calculations.

On February 11, 2015, the Compensation Committee of the Board approved the exclusion of expenses related to the Company’s hiring of Mr. Mackin as its President and Chief Executive Officer from the calculations of the adjusted net income component of the Company’s 2014 bonuses for Mr. Anderson, Mr. Mackin, Mr. Lee, Amy D. Horton, the Company’s Chief Accounting Officer, and for each of the following current and former named executive officers, as disclosed in Company’s 2014 Proxy Statement—Scott B. Capps, the Company’s Vice President, Clinical Research,  David M. Fronk, the Company’s Vice President, Regulatory Affairs and Quality Assurance, and Jeffrey W. Burris, who was previously employed as the Company’s Vice President and General Counsel.  The description of the material terms and conditions of the 2014 bonuses, which are paid under the Company’s 2014 short-term incentive program under the 2007 Executive Incentive Plan, is set forth in pages 34-35, page 50 and Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2014 and is incorporated herein by reference.  The Committee’s decision was, in part, based on its determination that management had little or no control over the amount, timing, and incurrence of these unusual expenses.

Indemnification Agreements.

The summary of the terms of the Indemnification Agreements, as set forth above in Item 1.01, is incorporated by reference into this Item 5.02.  Such summary is qualified in its entirety by reference to the complete text of the Indemnification Agreements, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 9Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Indemnification Agreement entered into with each of the Company’s directors, and its Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date: February 17, 2015

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Indemnification Agreement entered into with each of the Company’s directors, and its Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Treasurer.